                                                                   Exhibit 10(u)
                                      NOTE

$30,000,000.00                                                New York, New York
                                                              September 22,2000


         FOR VALUE RECEIVED, the undersigned, GGP LIMITED PARTNERSHIP, a Delaware limited partnership, and GGPLP L.L.C., a Delaware limited liability company (individually and collectively, the "Borrower"), jointly and severally, hereby unconditionally promise to pay to the order of FLEET NATIONAL BANK (the "Lender") at the office of Bankers Trust Company, located at 130 Liberty Street, New York, New York 10006 in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTY MILLION DOLLARS ($30,000,000.00), or, if less, the unpaid principal amount of the Loans made by the Lender pursuant to Section 2.1 or Article III of the Term Loan Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 5.1 of such Term Loan Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, type and amount of the Loan(s) evidenced hereby and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another type, each continuation of all or a portion thereof as the same type and, in the case of Eurodollar Rate Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

         This Note (a) is one of the Notes referred to in the Term Loan Agreement dated as of July 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among the Borrower, the Lender, the other institutions from time to time parties thereto as lenders and Bankers Trust Company, as administrative agent, (b) is subject to the provisions of the Term Loan Agreement and (c) is subject to voluntary and mandatory prepayment in whole or in part as provided in the Term Loan Agreement. This Note is guaranteed as provided in the Loan Documents. Reference is made to the Loan Documents for the nature and extent of the guarantees, the terms and conditions upon which each guarantee was granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence and during the continuance of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Term Loan Agreement.

         To the extent not prohibited by law, all parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE TERM LOAN AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 15.1 OF THE TERM LOAN AGREEMENT. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                  GGPLP L.L.C., a Delaware limited liability company

                                  By:  GGP LIMITED PARTNERSHIP, a Delaware
                                  limited partnership, its sole managing member

                                  By:  GENERAL GROWTH PROPERTIES, INC., a
                                  Delaware corporation, its sole general partner


                                  By:___________________________________
                                     Name:  Bernard Freibaum
                                     Title: Executive Vice President

                                  GGP LIMITED PARTNERSHIP, a Delaware
                                  limited partnership

                                  By:  GENERAL GROWTH PROPERTIES, INC., a
                                  Delaware corporation, its sole general partner


                                  By:___________________________________
                                     Name:  Bernard Freibaum
                                     Title: Executive Vice President

                                                                      Schedule A
                                                                         to Note
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              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

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                               Amount                                Amount of Base Rate      Unpaid Principal
          Amount of Base    Converted to    Amount of Principal of    Loans Converted to     Balance of Base Rate    Notation
  Date      Rate Loans    Base Rate Loans   Base Rate Loans Repaid   Eurodollar Rate Loans          Loans             Made By
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
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

                                                                      Schedule B
                                                                         to Note
                                                                         -------

    LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR RATE LOANS

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                                        Interest Period       Amount of      Amount of Eurodollar  Unpaid Principal
         Amount of   Amount Converted    and Eurodollar      Principal of          Rate Loans         Balance of
        Eurodollar     to Eurodollar        Rate with       Eurodollar Rate       Converted to        Eurodollar       Notation
  Date  Rate Loans       Rate Loans      Respect Thereto      Loans Repaid      Base Rate Loans       Rate Loans        Made By
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
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